UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2005

INVISA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IIRS Employer Identification No.)

6935 15th Street East, Suite 120, Sarasota, Florida 34243

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (941) 355-9361

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Effective August 31, 2005 (“Closing Date”), Invisa, Inc., a Nevada corporation (“Registrant”) entered into, and simultaneously consummated, an agreement (“Agreement”) whereby it issued an aggregate of ten thousand (10,000) shares of Series B Convertible Preferred Stock (“Series B Stock”), which are convertible into shares of the Registrant’s Common Stock (the “Conversion Shares”), and callable Warrants to purchase up to two million five hundred thousand (2,500,000) shares of Common Stock (the “Warrant Shares”), at an exercise price of $0.30 per share, to the following entities: (i) Mercator Momentum Fund III, LP; (ii) Monarch Pointe Fund, Ltd.; and (iii) Asset Managers International, Ltd. (collectively, the “Purchasers”). In addition, M.A.G. Capital Group, LLC (“MAG”) received a Warrant to purchase up to 150,000 Warrant Shares. The aggregate consideration (the “Consideration”) received by Registrant was $1,000,000, $500,000 of which was received on the Closing Date with the balance of $500,000 to be paid within two (2) trading days after Registrant files a registration statement registering the Conversion Shares and the Warrant Shares. The Registrant is obligated to file such registration statement within 30 days from the Closing Date.

Reference is made to the Agreement which is being filed as an Exhibit to this Form 8-K. All statements made with respect to the transaction discussed in this item 1.01 are qualified by such reference.

Item 3.02  Unregistered Sales of Equity Securities.

Principal features of the Registrant’s financing transaction entered into on August 31, 2005 include the following:

See Item 1.01 of this Current Report on Form 8-K, which item is incorporated herein by this reference, for a description of the transaction. The following describes certain of the material terms of the transaction. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into or in connection with the transaction which are included as exhibits to this Current Report on Form 8-K.

Background

On the Closing Date, Registrant completed an equity financing with the Purchasers and with MAG. Pursuant to the Agreement, the transaction was effected for $1,000,000 in cash, $500,000 payable on the Closing Date and $500,000 to be paid within two (2) trading day after Registrant files a registration statement covering the Conversion Shares and the Warrant Shares, and callable Warrants to purchase up to 2,500,000 shares of Common Stock. The number of Conversion Shares and Warrant Shares that any of the Purchasers may acquire at any time is subject to limitations in the Certificate of Designations of Preferences and Rights of Series B Stock, as filed with the Secretary of State of the State of Nevada, and in the Warrants, respectively, so that the aggregate number of shares of Common Stock which such Purchaser, and all persons affiliated with such Purchaser, have beneficial ownership does not at any time exceed 9.99% of the Registrant’s then outstanding Common Stock.

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Warrants
The Warrants to acquire up to 2,500,000 shares of the Company’s Common Stock are exercisable at $0.30 per share. The Warrants expire on August 31, 2010 and are subject to call by the Registrant upon the Common Stock trading at a price of $0.60, a minimum trading volume of 60,000 shares for 20 consecutive days, and the Registration Statement being effective.

Series B Stock
The Series B Stock is non-voting and is entitled to receive dividends at an annual rate equal to the lower of the Prime Rate plus 3.5% or 9%, and is payable in either cash or registered Common Stock of the Company, subject to certain limitations relative to Common Stock ownership by the Holders, as discussed above. The conversion price is equal to 80% of the market price at the time of conversion, subject to a floor of $0.12 per share or a ceiling of $0.275 per share.

Registration of Stock and Lock-Up Agreements
Pursuant to the terms of the Agreement, registrant is obligated to file a registration statement within 30 days from the Closing Date registering the resale of the Conversion Shares and the Warrant Shares. The Registrant has lock-up agreements with two (2) shareholders whereby: (i) the right to acquire 1,999,998 shares of Registrant’s Common Stock granted under a Facility Loan Agreement date June 1, 2005; (ii) the right to acquire 666,666 shares of Registrant’s Common Stock granted under a June 2005 Subscription Agreement; and (iii) 666,666 shares of Registrant’s Common Stock issued under a June 2005 Subscription Agreement are subject to restrictions on their disposition. Such restrictions commence on the Closing Date and terminate on January 15, 2006.

Item 3.03  Material Modification to Rights of Security Holders.

On the Closing Date, the terms of the Company’s Series A Convertible Preferred Stock (“Series A Stock”) have been modified to include a preference, in the event of liquidation of the Registrant, over junior securities (including both Common Stock and Series B Stock). The Series A Stock is convertible into shares of Common Stock at a conversion price equal to 80% of the market price at the time of conversion but not less than a floor price per share and not more than a ceiling price per share, as more fully described in the Amended and Restated Certificate of Designations of Preferences and Rights of the Series A Stock attached hereto as Exhibit 3.2. On January 16, 2006, the Floor Price shall be adjusted to equal the lower of (a) $0.50 per share, or (b) 80% of the Market Price on such date, but not less than $0.12, and thereafter the Floor Price shall remain fixed for as long as the Series A Stock remains outstanding.

Item 5.03  Amendments to Articles of Incorporation.

See Items 3.02 and 3.03 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for more detailed descriptions of the terms of the transaction that include the issuance of Series A Shares and Series B Shares and the filing of the respective Certificates of Designations of the Preferences and Rights thereof.

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Item 7.01.  Regulation FD Disclosure.

On September 6, 2005, the Registrant issued a press release announcing completion of the transaction described in Items 1.01 and 3.02 above. The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock of Invisa, Inc.
3.2	Amended and Restated Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of Invisa, Inc.
10.52	Subscription Agreement among Invisa Inc., Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., Asset Managers International, Ltd., and M.A.G. Capital Group, LLC dated August 31, 2005.
10.53	Warrant to Purchase Common Stock of Invisa, Inc. issued to Asset Managers International, Ltd.
10.54	Warrant to Purchase Common Stock of Invisa, Inc. issued to M.A.G. Capital Group, LLC.
10.55	Warrant to Purchase Common Stock of Invisa, Inc, issued to Mercator Momentum Fund III, LP.
10.56	Warrant to Purchase Common Stock of Invisa, Inc. to Monarch Pointe Fund, Ltd.
10.57	Registration Rights Agreement among Invisa Inc., Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., Asset Managers International, Ltd., and M.A.G. Capital Group, LLC dated August 31, 2005.
31.1	Officers’ Certificate
99.1	Press Release of Invisa, Inc. dated September 6, 2005

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

Date: September 6, 2005	By:	/s/ Stephen A. Michael
Stephen A. Michael
Title: Acting President